EXHIBIT 99.1

SilverSun Technologies Acquires JCS Computer Resource Corporation

EAST HANOVER, NJ, November 15, 2023 – SilverSun Technologies, Inc. (NASDAQ: SSNT), a national provider of transformational business software applications and managed IT services, announced today that its wholly-owned subsidiary, SWK Technologies, Inc., has acquired substantially all the business assets of JCS Computer Resource Corporation (“JCS”), a leading Illinois-based reseller of Sage Software solutions. Over the last 35 years, JCS has implemented technology applications at prominent manufacturers, distributors and professional service organizations throughout the Midwest.

SilverSun’s subsidiary, SWK Technologies, is one of the largest Sage business partners in North America. The acquisition of JCS expands SWK’s geographic footprint and adds over 350 Sage 100 customers to our already substantial customer base.

Mark Meller, CEO of both SilverSun and SWK, stated, “JCS and SWK are ideal fits for each other. Our organization is excited to have the opportunity to help the JCS customers with their digital transformation as they migrate to the cloud, secure their data, work remotely, and automate their business processes. We expect the transition and integration to be quick and seamless.”

Jennifer O’Brien, President of JCS, stated, “Our companies have worked jointly together in the past, and we know each other well. The customer-focused approach and corporate culture at SWK is almost identical to ours. The skill set of their team is exceptional, and both companies share the same corporate values. We have tremendous opportunities in front of us, and the size and scale of the combined organizations will provide us with the resources to take full advantage of these opportunities. We expect that clients on both sides will benefit from this transaction.“

About SilverSun Technologies, Inc.

We are a business application, technology and consulting company providing software and IT solutions to meet our clients’ information, technology and business management needs. Our services and technologies enable customers to manage, protect and monetize their enterprise assets whether on-premise or in the “cloud”. As a value-added reseller of business application software, we offer solutions for accounting and business management, financial reporting, Enterprise Resource Planning (“ERP”), Warehouse Management Systems (“WMS”), Customer Relationship Management (“CRM”), Business Intelligence (“BI”) and other business applications. Our value-added services focus on consulting and professional services, specialized programming, training, and technical support. We have a dedicated network managed services practice that provides cybersecurity, application hosting, disaster recovery, business continuity, cloud and other services. Our customers are nationwide, with concentrations in the New York/New Jersey metropolitan area, Chicago, Arizona, Southern California, North Carolina, Washington and Oregon.

Forward-Looking Statements

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things our plans, strategies and prospects -- both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release include market conditions and those set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission. All forward-looking statements attributable to SilverSun Technologies, Inc. or a person acting on its behalf are expressly qualified in their entirety by this cautionary language.

Contact:

Corporate

Mark Meller

SilverSun Technologies, Inc.

973-758-6108

meller@silversuntech.com